US RARE EARTHS, INC.

(An Exploration Stage Company)

AUDIT REPORT OF INDEPENDENT ACCOUNTANTS

AND

FINANCIAL STATEMENTS

December 31, 2010 and 2009

US RARE EARTHS, INC.

(An Exploration Stage Company)

Table of Contents

Page

Audit Report of Independent Accountants

Balance Sheets – December 31, 2010 and 2009

Statements of Operations for the years ended December, 2010 and 2009 and from inception on August 19, 1983 through December 31, 2010

Statements of Stockholder’s Equity (Deficit) from inception

on August 19, 1983 through December 31, 2010

Statements of Cash Flows for the years ended December 31, 2010 and 2009 and from inception on August 19, 1983 through December 31, 2010

5

Notes to Financial Statements

6

_______________________________________

SADLER, GIBB & ASSOCIATES, L.L.C.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors

US Rare Earths, Inc.

We have audited the accompanying balance sheets of US Rare Earths, Inc., as of December 31, 2010 and 2009, and the related statements of income, stockholders’ equity (deficit) and cash flows for the period from October 8, 2009 (inception) through December 31, 2010.  These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion the financial statements referred to above present fairly, in all material respects, the financial position of US Rare Earths, Inc., as of December 31, 2010 and 2009, and the related statements of income, stockholders’ equity (deficit) and cash flows for the period from October 8, 2009 (inception) through December 31, 2010, are in conformity with U.S. generally accepted accounting principles.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 2 to the financial statements, the Company had accumulated losses of $1,446,450 as of December 31, 2010, which raises substantial doubt about its ability to continue as a going concern. Management’s plans concerning these matters are also described in Note 2. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ Sadler, Gibb & Associates, LLC

Salt Lake City, UT

May 4, 2011

US RARE EARTHS, INC.

(An Exploration Stage Company)

Balance Sheets

The accompanying note are an integral part of these financial statements.

US RARE EARTHS, INC.

(An Exploration Stage Company)

Statements of Operations

The accompanying note are an integral part of these financial statements.

US RARE EARTHS, INC.

(An Exploration Stage Company)

Statements of Stockholders' Equity (Deficit)

Common Stock		Additional Paid-In Capital	Deficit Accumulated During the Development Stage	Total Stockholders' Equity (Deficit)
	Shares	Amount			
Balance at inception on October 8, 2009	-	$ -	$ -	$ -	$ -
Common stock issued to founders	30,200,000	30,200	(30,200)	-	-
Comon stock issued pursuant to assignment of mineral claims	3,000,000	3,000	(3,000)	-	-
Net loss from inception to December 31, 2009	-	-	-	(1,270,356)	(1,270,356)
Balance, December 3, 2009	33,200,000	33,200	(33,200)	(1,270,356)	(1,270,356)
Transfer of mining claims as partial payment on note payable - related party	-	-	100,000	-	100,000
Net loss for the year ended December 31, 2010	-	-	-	(176,094)	(176,094)
Balance December 31, 2010	33,200,000	$ 33,200	$ 66,800	$ (1,446,450)	$ (1,346,450)

The accompanying note are an integral part of these financial statements.

5

US RARE EARTHS, INC.

(An Exploration Stage Company)

Statements of Cash Flows

The accompanying note are an integral part of these financial statements.

US RARE EARTHS, INC.

 (An Exploration Stage Company)

Notes to Financial Statements

December 31, 2010 and 2009

NOTE 1 – NATURE OF OPERATIONS

US Rare Earths, Inc. (“the Company”) was incorporated on October 8, 2009, as a Delaware corporation to acquire and develop mineral properties.

The Company is an “exploration stage company” as defined in the ASC Topic Accounting and Reporting by Development Stage Companies. The Company is devoting its resources to acquiring mineral properties, and its planned operations have not yet commenced, accordingly, no revenues have been earned during the period from October 8, 2009 (date of inception) to December 31, 2010.

NOTE 2 – GOING CONCERN

The Company’s consolidated financial statements are prepared using generally accepted accounting principles in the United States of America applicable to a going concern which contemplates the realization of assets and liquidation of liabilities in the normal course of business. The Company has not yet established an ongoing source of revenues sufficient to cover its operating costs and allow it to continue as a going concern. The ability of the Company to continue as a going concern is dependent on the Company obtaining adequate capital to fund operating losses until it becomes profitable. If the Company is unable to obtain adequate capital, it could be forced to cease operations.

In order to continue as a going concern, the Company will need, among other things, additional capital resources. Management’s plan is to obtain such resources for the Company by obtaining capital from management and significant shareholders sufficient to meet its minimal operating expenses and seeking equity and/or debt financing. However management cannot provide any assurances that the Company will be successful in accomplishing any of its plans.

The ability of the Company to continue as a going concern is dependent upon its ability to successfully accomplish the plans described in the preceding paragraph and eventually secure other sources of financing and attain profitable operations. The accompanying financial statements do not include any adjustments that might be necessary if the Company is unable to continue as a going concern.

NOTE 3 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Cash and Cash Equivalents

For purposes of the statement of cash flows, the Company considers all highly liquid investments purchased with an original maturity of three months or less to be cash equivalents.

Mineral Property Acquisition Costs

The costs of acquiring mineral properties are capitalized and amortized over their estimated useful lives following the commencement of production or expensed if it is determined that the mineral property has an indeterminate future economic value or the properties are sold or abandoned. Cost includes cash consideration and the fair market value of shares issued on the acquisition of mineral properties. Properties acquired under option agreements, whereby payments are made at the sole discretion of the Company, are recorded in the accounts at such time as the payments are made.

US RARE EARTHS, INC.

 (An Exploration Stage Company)

Notes to Financial Statements

December 31, 2010 and 2009

NOTE 3 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Mineral Property Acquisition Costs (Continued)

The recoverable amounts for mineral properties is dependent upon the existence of economically recoverable reserves; the acquisition and maintenance of appropriate permits, licenses and rights; the ability of the Company to obtain financing to complete the exploration and development of the properties; and upon future profitable production or alternatively upon the Company’s ability to recover its spent costs from the sale of its interests. The amounts recorded as mineral properties reflect actual costs incurred and are not intended to express present or future values.

The capitalized amounts may be written down if potential future cash flows, including potential sales proceeds, related to the property are estimated to be less than the carrying value of the property. Management of the Company reviews the carrying value of each mineral property interest quarterly, and whenever events or changes in circumstances indicate that the carrying value may not be recoverable. Reductions in the carrying value of each property would be recorded to the extent the carrying value of the investment exceeds the estimated future net cash flows.

Exploration and Development Costs

Exploration costs are expensed as incurred. When it is determined that a mining deposit can be economically and legally extracted or produced based on established proven and probable reserves, further exploration costs and development costs incurred after such determination will be capitalized. The establishment of proven and probable reserves is based on results of final feasibility studies which indicate whether a property is economically feasible. Upon commencement of commercial production, capitalized costs will be transferred to the appropriate asset category and amortized over their estimated useful lives. The Company incurred exploration and development costs of $152,075 and $58,041 during the periods ended December 31, 2010 and 2009, respectively.

Use of Estimates

In preparing financial statements, management makes estimates and assumptions that affect the reported amounts of assets and liabilities in the balance sheet and revenues and expenses in the statement of operations. Actual results could differ from those estimates.

Fair Value of Financial Instruments and Derivative Financial Instruments

The carrying amounts of cash and current liabilities approximate fair value due to the short maturity of these items. These fair value estimates are subjective in nature and involve uncertainties and matters of significant judgment, and, therefore, cannot be determined with precision. Changes in assumptions could significantly affect these estimates. The Company does not hold or issue financial instruments for trading purposes, nor does it utilize derivative instruments in the management of foreign exchange, commodity price, or interest rate market risks.

US RARE EARTHS, INC.

 (An Exploration Stage Company)

Notes to Financial Statements

December 31, 2010 and 2009

NOTE 3 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Basic (Loss) per Common Share

Basic (loss) per share is calculated by dividing the Company’s net loss applicable to common shareholders by the weighted average number of common shares during the period. Diluted earnings per share is calculated by dividing the Company’s net income available to common shareholders by the diluted weighted average number of shares outstanding during the year. The diluted weighted average number of shares outstanding is the basic weighted number of shares adjusted for any potentially dilutive debt or equity. There are no such common stock equivalents outstanding as of December 31, 2010 and 2009.

		From Inception on
	For the Year Ended	October 8, 2009 Through
	December 31,	December 31,
	2010	2009
Loss (numerator)	$(176,094)	$(1,270,356)
Shares (denominator)	33,200,000	33,200,000
Per share amount	$(0.00)	$(0.04)

Income Taxes

The Company provides for income taxes under ASC 740. ASC 740 requires the use of an asset and liability approach in accounting for income taxes. Deferred tax assets and liabilities are recorded based on the differences between the financial statement and tax bases of assets and liabilities and the tax rates in effect when these differences are expected to reverse. The Company’s predecessor operated as entity exempt from Federal and State income taxes.

ASC 740 requires the reduction of deferred tax assets by a valuation allowance if, based on the weight of available evidence, it is more likely than not that some or all of the deferred tax assets will not be realized. The provision for income taxes differs from the amounts which would be provided by applying the statutory federal income tax rate of 39% to the net loss before provision for income taxes for the following reasons:

		From Inception on
	For the Year Ended	October 8, 2009 Through
	December 31,	December 31,
	2010	2009

Income tax expense at statutory rate	$(68,677)	$(495,439)
Impairment of mining claims	-	470,834
Valuation allowance	68,677	24,605
Income tax expense per books	$-0-	$-0-

US RARE EARTHS, INC.

 (An Exploration Stage Company)

Notes to Financial Statements

December 31, 2010 and 2009

NOTE 3 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Income Taxes

The tax effects of significant items comprising the Company's net deferred taxes as of December 31, 2010 and 2009 were as follows:

	2010	2009
Cumulative NOL	$239,183	$63,089
Deferred Tax assets:
Net operating loss carry forwards	564,116	495,439
Impairment of mining claims	(470,834)	(470,834)
Valuation allowance	(93,281)	(24,605)
	$-	$-

The Company has not identified any material uncertain tax positions on returns that have been filed or that will be filed.  The Company did not recognize any interest or penalties for unrecognized tax benefits during the years ended December 31, 2010 and 2009, nor were any interest or penalties accrued as of December 31, 2010.

Due to the change in ownership provisions of the Tax Reform Act of 1986, net operating loss carry forwards of $239,183 for federal income tax reporting purposes are subject to annual limitations. When a change in ownership occurs, net operating loss carry forwards may be limited as to use in future years.

Concentration of Credit Risk

Financial instruments, which potentially subject the Company to concentrations of credit risk, consist of cash and cash equivalents. The Company places its cash with high quality financial institutions and at times may exceed the FDIC insurance limit.

Stock Based Compensation

The Company accounts for its stock-based compensation in accordance with ASC Topic “Share-Based Payment. The Company recognizes in the statement of operations the grant-date fair value of stock options and other equity-based compensation issued to employees and non-employees. The Company did not grant any new employee options and no options were cancelled or exercised during the period ended December 31, 2010.

Recent Accounting Pronouncements

In January 2010, the FASB issued Accounting Standards Update 2010-02, Consolidation (Topic 810): Accounting and Reporting for Decreases in Ownership of a Subsidiary. This amendment to Topic 810 clarifies, but does not change, the scope of current US GAAP. It clarifies the decrease in ownership provisions of Subtopic 810-10 and removes the potential conflict between guidance in that Subtopic and asset derecognition and gain or loss recognition guidance that may exist in other US GAAP. An entity will be required to follow the amended guidance beginning in the period that it first adopts FAS 160 (now included in Subtopic 810-10). For those entities that have already adopted FAS 160, the amendments are effective at the beginning of the first interim or annual reporting period ending on or after December 15, 2009. The amendments should be applied retrospectively to the first period that an entity adopted FAS 160.

NOTE 3 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Recent Accounting Pronouncements (Continued)

In January 2010, the FASB issued Accounting Standards Update 2010-01, Equity (Topic 505): Accounting for Distributions to Shareholders with Components of Stock and Cash (A Consensus of the FASB Emerging Issues Task Force). This amendment to Topic 505 clarifies the stock portion of a distribution to shareholders that allows them to elect to receive cash or stock with a limit on the amount of cash that will be distributed is not a stock dividend for purposes of applying Topics 505 and 260. Effective for interim and annual periods ending on or after December 15, 2009, and would be applied on a retrospective basis.

In December 2009, the FASB issued Accounting Standards Update 2009-17, Consolidations (Topic 810): Improvements to Financial Reporting by Enterprises Involved with Variable Interest Entities. This Accounting Standards Update amends the FASB Accounting Standards Codification for Statement 167.

In December 2009, the FASB issued Accounting Standards Update 2009-16, Transfers and Servicing (Topic 860): Accounting for Transfers of Financial Assets. This Accounting Standards Update amends the FASB Accounting Standards Codification for Statement 166.

In October 2009, the FASB issued Accounting Standards Update 2009-15, Accounting for Own-Share Lending Arrangements in Contemplation of Convertible Debt Issuance or Other Financing.

This Accounting Standards Update amends the FASB Accounting Standard Codification for EITF 09-1.

In October 2009, the FASB issued Accounting Standards Update 2009-14, Software (Topic 985): Certain Revenue Arrangements That Include Software Elements. This update changed the accounting model for revenue arrangements that include both tangible products and software elements. Effective prospectively for revenue arrangements entered into or materially modified in fiscal years beginning on or after June 15, 2010. Early adoption is permitted.

In October 2009, the FASB issued Accounting Standards Update 2009-13, Revenue Recognition (Topic 605): Multiple-Deliverable Revenue Arrangements. This update addressed the accounting for multiple-deliverable arrangements to enable vendors to account for products or services (deliverables) separately rather than a combined unit and will be separated in more circumstances that under existing US GAAP. This amendment has eliminated that residual method of allocation. Effective prospectively for revenue arrangements entered into or materially modified in fiscal years beginning on or after June 15, 2010. Early adoption is permitted.

In September 2009, the FASB issued Accounting Standards Update 2009-12, Fair Value Measurements and Disclosures (Topic 820): Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent). This update provides amendments to Topic 820 for the fair value measurement of investments in certain entities that calculate net asset value per share (or its equivalent). It is effective for interim and annual periods ending after December 15, 2009. Early application is permitted in financial statements for earlier interim and annual periods that have not been issued.

US RARE EARTHS, INC.

 (An Exploration Stage Company)

Notes to Financial Statements

December 31, 2010 and 2009

NOTE 3 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Recent Accounting Pronouncements (Continued)

In July 2009, the FASB ratified the consensus reached by EITF (Emerging Issues Task Force) issued EITF No. 09-1, (ASC Topic 470) "Accounting for Own-Share Lending Arrangements in Contemplation of Convertible Debt Issuance" ("EITF 09-1"). The provisions of EITF 09-1, clarifies the accounting treatment and disclosure of share-lending arrangements that are classified as equity in the financial statements of the share lender. An example of a share-lending arrangement is an agreement between the Company (share lender) and an investment bank (share borrower) which allows the investment bank to use the loaned shares to enter into equity derivative contracts with investors. EITF 09-1 is effective for fiscal years that beginning on or after December 15, 2009 and requires retrospective application for all arrangements outstanding as of the beginning of fiscal years beginning on or after December 15, 2009. Share-lending arrangements that have been terminated as a result of counterparty default prior to December 15, 2009, but for which the entity has not reached a final settlement as of December 15, 2009 are within the scope. Effective for share-lending arrangements entered into on or after the beginning of the first reporting period that begins on or after June 15, 2009.

NOTE 4 – COMMON STOCK TRANSACTIONS

On October 8, 2009, the Company issued 30,200,000 shares of its par value $0.001 common stock to the Company’s founders, accordingly, the shares were valued at zero, resulting in negative additional paid-in capital of $30,200. The Company’s shareholders have no legal obligation to contribute the negative additional paid in capital as the shares were determined to be issued for adequate consideration.

Also on October 8, 2009, the Company issued 3,000,000 shares of common stock to a related party pursuant to an agreement whereby the Company acquired certain mining claims (see Note 5).  The shares were valued at zero, resulting in negative additional paid-in capital of $3,000

NOTE 5 – RELATED PARTY TRANSACTIONS

On October 8, 2009, the Company executed notes payable with related parties in the aggregate amount of $1,207,267 in exchange for mining claims.  The mining claims were originally recorded on the books of the Company at the shareholders’ basis in the claims; however, management has not established that the claims can be economically viable or that reserves can be profitably extracted or produced based on proven and probable reserves. Accordingly, the Company has expensed the book value of the claims in full as impairment expense.  The shareholder has continued to make cash contributions to cover the Company’s operating expenses and exploration costs. The notes are non-interest bearing and due and payable on demand.  At December 31, 2010 and 2009, the note balance was $1,337,073 and $1,255,402, respectively.

On December 14, 2010, the Company agreed to transfer certain of its mining claims to a related party in exchange for a $100,000 reduction in the Company’s note payable to the related party.  This reduction in the related-party note has been classified as additional paid-in capital as of December 31, 2010.

NOTE 6 – SUBSEQUENT EVENTS

 In accordance with ASC 855-10, Company management reviewed all material events through the date of this report and there are no material subsequent events to report.